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                                                                   Exhibit 3.148

                               STATE OF MISSOURI

                  [SEAL OF THE SECRETARY OF STATE - MISSOURI]

                                   Matt Blunt
                               Secretary of State


                          CERTIFICATE OF ORGANIZATION


WHEREAS,

                    TH Contracting Services of Missouri, LLC
                                   LC0614594

filed its Articles of Organization with this office on the 6th day of October, 2004, and that filing was found to conform to the Missouri Limited Liability Company Act.

NOW, THEREFORE, I, MATT BLUNT, Secretary of State of the State of Missouri, do by virtue of the authority vested in me by law, do certify and declare that on the 6th day of October, 2004, the above entity is a Limited Liability Company, organized in this state and entitled to any rights granted to Limited Liability Companies.

IN TESTIMONY WHEREOF, I have set
my hand and imprinted the GREAT SEAL
of the State of Missouri, on this, the 6th day of October, 2004.






            /s/ Matt Blunt
-----------------------------------------        [THE GREAT SEAL OF THE
          Secretary of State                      STATE OF MISSOURI]
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                                                      FILE NUMBER: 200428012904
                                                                 LC0614594
          STATE OF MISSOURI                              DATE FILED: 10/06/2004
 STATE    MATT BLUNT, SECRETARY OF STATE                         MATT BLUNT
 SEAL                                                      SECRETARY OF STATE

         CORPORATIONS DIVISION
         P.O. BOX 778/600 W. MAIN STREET, RM 322
         JEFFERSON CITY, MO 65102

                            ARTICLES OF ORGANIZATION
                        (Submit with filing fee of $105)

1    The name of the limited liability company is:

     IH Contracting Services of Missouri, LLC
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         (Must include "Limited Liability Company," "Limited Company,"
                        "LC," "L.C.," "L.L.C." or "LLC")

2    The purpose(s) for which the limited liability company is organized:
                                                                         -------
     medical staffing services and all other lawful purposes of a limited liability company.
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3    The name and address of the limited liability company's registered agent in Missouri is:

     CSC-Lawyers Incorporating Service Company, 221 Bolivar Street,
     Jefferson City, MO 65101
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      Name      Street Address: May not use P.O. Box unless       City/State/Zip
                       street address also provided

4    The management of the limited liability company is vested in:

                             [ ] managers        [X] members  (check one)

5 The events, if any, on which the limited liability company is to dissolve or the number of years the limited liability company is to continue, which may be any number or perpetual: perpetual
                                    --------------------------------------------

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     (The answer to this question could cause possible tax consequences, you may wish to consult with your attorney or accountant)

6 The name(s) and street address(es) of each organizer (P.O. Box may only be used in addition to a physical street address):

     John R. Stair, 1900 Winston Road, Suite 300, Knoxville, IN 37919
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7    The effective date of this document is the date it is filed by the
     Secretary of State of Missouri, unless you indicate a future date, as follows: upon filing
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                   (Date may not be more than 90 days after the filing date
                    in this office)

     In Affirmation thereof, the facts state above are true and correct:
     (The undersigned understands that false statements made in this filing are subject to the penalties provided under Section 575 040, RSMo)

       /s/ John R. Stair                John R. Stair                   10/04/04
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     Organizer Signature                  Printed Name                     Date

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     Organizer Signature                  Printed Name                     Date

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     Organizer Signature                  Printed Name                     Date

     Name and address to return filed document:

     Name:
          -----------------------------------              State of Missouri
     Address:                                        Creation - LLC/LP 1 Page(s)
            ---------------------------------                  [BAR CODE]
     City, State, and Zip Code:                                T0428016563
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